Exhibit 10.1

PROMISSORY NOTE

Principal	Loan DateMaturity	Loan No	Call / Coll	Account	Officer	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing *** has been omitted due to text length limitations.

Borrower:	FLEXSTEEL INDUSTRIES, INC. 385 BELL ST DUBUQUE, IA 52001-7004	Lender:	MidWestOne Bank Dubuque – MainStreet 895 Main St. Po Box 938 Dubuque, IA 52004-0938 (563) 582-1841

Principal Amount: $10,000,000.00Date of Note: December 31, 2019

PROMISE TO PAY.  FLEXSTEEL INDUSTRIES,  INC.  ("Borrower")  promises to pay to MidWestOne Bank ("Lender"),  or order, in lawful money of the United States of America, the principal amount of Ten Million &  00/100 Dollars ($10,000,000.00) or so much as  may  be  outstanding,  together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.  Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 30,  2020.  In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning January 31,  2020,  with all subsequent interest payments to be due on the same day of each month after that.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or other security instrument or security agreement securing this Note; then to any late charges; and then to any unpaid collection costs.

VARIABLE INTEREST RATE.  The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY. Borrower understands that Lender may make loans based on other rates as well. Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.000 percentage points under the Index (the "Margin"). If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index.  The change to the Margin may be a positive or negative value, or zero.   In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be less than 3.750% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a  year of 360 days,  multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

RECEIPT OF PAYMENTS.  All payments must be made in U.S.  dollars and must be received by Lender consistent with the following payment instructions: MidwestOne Bank loan payments can be made in-person, at the night depository,  by phone,  by mail or through Online and Mobile Banking. All loan payments must be made in U.S. currency, accompanied by the account number and payment billing notice or payment coupon.  Every day is a business day, except Saturdays,  Sundays, and federal holidays.

Payments that do not follow these instructions are considered Non-Conforming and payment crediting may be delayed for up to 5 days.  Conforming Payments received before the times noted below on a business day are credited to your loan on the date we receive them.  Conforming payments received after these cutoff times or on a  Saturday, Sunday or Federal Holiday will be posted the next business day.  All times noted are Central Time unless otherwise noted.

Payment Types and Cutoff Times

In-Person -  Payments made in-person at any branch location on a  business day during normal business hours will be credited on that day.  Principal payments made to Home Equity Line of Credit, Life Line of Credit, and Express Credit will be posted effective the day they are received which includes Saturday during the hours in which the Branch is open.

By Mail -  Mailed payments must be sent to MidWestOne Bank, P.O.  Box 1700,  Iowa City,  IA 52244-1700.  Payments received on a business day during our normal business hours will be credited on that day.

By Phone -  5:00 PM.  Payment instructions can be made by calling any of our Service Center at 800-247-4418.

Online,  Mobile & Telebanc -  6:00 PM

Night Depository -  9:00 AM

Lender may modify these payment instructions by providing updated payment instructions to Borrower in writing.

PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: MidWestOne Bank, 102 S. Clinton Street, PO Box 1700 Iowa City, IA 52244-1700.

LATE CHARGE.  If a  payment is 15 days or more late,  Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00,  whichever is greater.

INTEREST AFTER DEFAULT.  Upon default,  including failure to pay upon final maturity, the interest rate on this Note shall be increased to 21.000% per annum based on a year of 360 days.  However,  in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT.  Each of the following shall constitute an event of default ("Event of Default")  under this Note:

Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term,  obligation,  covenant or condition contained in this Note or in  any of the related documents or to comply with or to perform any term,  obligation,  covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's  behalf under this  Note or the related documents is false  or  misleading  in  any  material respect,  either now  or  at the time made  or furnished  or becomes  false  or misleading at any time thereafter.

Insolvency.  The dissolution or termination of Borrower's existence as a going business,  the insolvency of Borrower,  the appointment of a  receiver for any part of Borrower's  property,  any assignment for the benefit of creditors,  any type  of  creditor  workout,  or  the  commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding,  self-help,  repossession or any other method,  by any creditor of Borrower or by any governmental agency against any collateral securing the loan.  This includes a  garnishment of any of Borrower's accounts,  including deposit accounts,  with Lender.  However,  this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a  surety bond for the creditor or forfeiture proceeding,  in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any  of the  preceding  events  occurs with respect to  any guarantor,  endorser,  surety,  or  accommodation  party of any of the indebtedness or any guarantor,  endorser,  surety,  or  accommodation  party  dies  or  becomes  incompetent,  or  revokes  or  disputes the validity of,  or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership.  Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change.  A  material adverse change occurs in Borrower's financial condition,  or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default,  other than a  default in payment,  is curable and if Borrower has not been given a  notice of a  breach of the same provision of this Note within the preceding twelve (12) months,  it may be cured if Borrower,  after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due,  and then Borrower will pay that amount.

ATTORNEYS'  FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law,  Lender's  attorneys'  fees and Lender's legal expenses, whether or not there is  a  lawsuit, including without limitation all attorneys'  fees and legal expenses for bankruptcy proceedings (including efforts to modify  or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Note will be governed by federal law applicable to Lender and,  to the extent not preempted by federal law,  the laws of the State of Iowa without regard to its conflicts of law provisions.  This Note has been accepted by Lender in the State of Iowa.

RIGHT OF SETOFF.  To the extent permitted by applicable law,  Lender reserves a right of setoff in all Borrower's  accounts with Lender (whether checking, savings,  or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However,  this does not include any IRA or Keogh accounts,  or any trust accounts for which setoff would be prohibited by law.  Borrower authorizes Lender,  to the extent permitted by applicable law,  to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL. This loan is unsecured.

LINE OF CREDIT.  This Note evidences a  revolving line of credit.  Advances under this Note, as well as directions for payment from Borrower's  accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing.  Borrower agrees to be liable for all sums either: (A)  advanced in accordance with the instructions of an authorized person or (B)  credited to any of Borrower's  accounts with Lender.  The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A)  Borrower or  any  guarantor is  in  default under the terms of this Note or any  agreement that  Borrower  or any guarantor has with Lender,  including any agreement made in connection with the signing  of  this Note;  (B)  Borrower or  any guarantor  ceases doing business or is insolvent;  (C)  any guarantor seeks,  claims or otherwise attempts to limit,  modify or revoke such guarantor's  guarantee of this Note or any other loan with Lender;  (D)  Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E)  Lender in good faith believes itself insecure.

PURPOSE OF LOAN.  RENEW THE OPERATING LINE OF CREDIT USED TO FUND ACCOUNTS RECEIVABLE AND INVENTORY.

REQUIRED REPORTING INFORMATION.

INTERIM FINANCIAL STATEMENT.  AS SOON AS AVAILABLE, BUT IN NO EVENT LATER THAN SIXTY (60)  DAYS AFTER THE END OF EACH FISCAL QUARTER,  BORROWER AGREES TO PROVIDE BUSINESS FINANCIAL STATEMENTS PREPARED IN FORM AND SUBSTANCE SATISFACTORY TO LENDER AND CERTIFIED BY BORROWER AS TRUE,  CORRECT, AND COMPLETE.

ENTITY FINANCIAL STATEMENT.  AS SOON AS AVAILABLE,  BUT IN NO EVENT LATER THAN ONE HUNDRED TWENTY (120)  DAYS AFTER THE END OF EACH FISCAL YEAR, BORROWER AGREES TO PROVIDE ANNUAL BUSINESS FINANCIAL STATEMENTS PREPARED IN FORM AND SUBSTANCE SATISFACTORY TO LENDER AND CERTIFIED BY BORROWER AS TRUE,  CORRECT, AND COMPLETE.

ALL FINANCIAL REPORTS REQUIRED TO BE PROVIDED IN THIS NOTE,  SHALL BE PREPARED IN ACCORDANCE WITH GAAP,  APPLIED ON A

CONSISTENT BASIS,  AND CERTIFIED BY BORROWER AS BEING TRUE AND CORRECT.

PRIOR NOTE.  THIS NOTE RENEWS AND DOES NOT SATISFY OR DISCHARGE NOTE #4630197651755 EXECUTED ON JANUARY 1,  2019.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower,  and upon Borrower's  heirs, personal representatives,

successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced,  this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower and any other person who signs, guarantees or endorses this Note,  to the extent allowed by law, waive presentment,  demand for payment,  and notice of dishonor.  Upon any change in the terms of this Note,  and unless otherwise expressly stated in writing,  no party who signs this Note,  whether as maker,  guarantor,  accommodation maker or endorser,  shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify

this loan without the consent of or notice to anyone other than the party with whom the modification is made.   The obligations under this Note

are joint and several.

PRIOR TO SIGNING THIS NOTE,  BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE,  INCLUDING THE VARIABLE

INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE AND ALL OTHER DOCUMENTS RELATING TO

THIS DEBT.

BORROWER:

FLEXSTEEL INDUSTRIES, INC.

By:	/s/ Marcus D. Hamilton
Marcus D. Hamilton, Chief Financial Officer, Secretary and/or Treasurer of FLEXSTEEL INDUSTRIES, INC.